Exhibit 32

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                                 PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of VPGI Corp. (the "Company") for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph R. Rozelle, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. S1350, as adopted pursuant to S906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 October 13, 2006

                               /s/  JOSEPH R. ROZELLE
                               ------------------------------------
                                    Joseph R. Rozelle
                                    Chief Executive Officer
                                    and Principal Financial Officer